Exhibit 10.1

                            Stock Transfer Agreement

THIS Stock Transfer Agreement , dated as of July 22, 2005 (this "Agreement"), is by and between Du Yaru, Duanxiao, Du Qingsong, Zhao Juan, Guo Junli, Meiyi Xia To Yinshing, (each a "Grantor" and collectively, the "Grantors"), Aidi Investment Consulting Co. Ltd, ("Aidi"), and Lanbo Financial Group Inc ("Lanbo").

Lanbo entered into the financial advisor agreement with Aidi ("Aidi Agreement"). According to the Aidi Agreement, Aidi should provide Lanbo with the consultant and financial service and assist Lanbo in reverse merger transaction. As Lanbo changes the financing channel, Grantors will transfer unused 24% of Lanbo's outstanding common stocks to the original shareholders of Xi'an Xinxing Real Estate Development Inc. and Lanbo's management, Mr. Lu Pingji will be the trustee of these stocks. Lanbo shall provide registration rights to Lanbo's management and original Xinxing's shareholders for transferred Common stock in 10 days after the execution of this Agreement.

Grantors' Ownership of Transferred Common Stock

                 Grantors' Ownership of Transferred Common Stock

                                  Shares of         Ownership of the
            Grantor               Common Stock          Shares
            -------               ------------      ----------------

            Du Yaru                   714,286            2%

            Duan xiao                 714,286            2%

            To Yinshing             2,142,857            6%

            Du Qingsong             1,428,572            4%

            Zhao Juan               1,071,429            3%

            Guo Junli                 714,286            2%

            Meiyi Xia               1,785,714            5%

            Total                   8,571,430           24%


                                                     Name: /s/ Du Yaru
                                                           ---------------------

                                                     Name: /s/ Duan Xiao
                                                           ---------------------

                                                     Name: /s/ Du Qing So ng
                                                           ---------------------

                                                     Name: /s/ Guo Junli
                                                           ---------------------

                                                     Name: /s/ To Yin Shing
                                                           ---------------------

                                                     Name: /s/ Zhao Juan
                                                           ---------------------

                                                     Name: /s/ Meiyi Xia
                                                           ---------------------

                               Representative of Grantors: /s Du Qingsong
                                                           ---------------------

                               Representative of Grantees: /s/ Lu Pingji
                                                           ---------------------